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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
VARIAGENICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Variagenics, Inc.
60 Hampshire Street
Cambridge, MA 02139
(617) 588-5300

        April 30, 2002

Dear Stockholder,

        You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Variagenics, Inc. (the "Company") to be held at 11:00 a.m. on Wednesday, May 29, 2002 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111.

        At the Annual Meeting, the Company will ask the Stockholders to elect three members to the Board of Directors. The Company will seek Stockholder approval of an increase in the aggregate number of shares of common stock for which stock options may be granted under the Company's Amended 1997 Employee, Director and Consultant Stock Option Plan (the "Plan"). The Company will seek Stockholder approval to limit the number of shares of common stock that may be granted pursuant to stock options to any employee in any one year period under the Plan. The Company will also ask the Stockholders to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

        We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                      Sincerely,

                      JOSEPH S. MOHR
                       President and Chief Business Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

Variagenics, Inc.
60 Hampshire Street
Cambridge, MA 02139
(617) 588-5300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 29, 2002

To the Stockholders of Variagenics, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Variagenics, Inc., a Delaware corporation (the "Company"), will be held at 11:00 a.m. on Wednesday, May 29, 2002 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111 for the following purposes:

  1.
  To elect three (3) Class II directors to the Board of Directors, to each serve for a three-year term of office or until their successors are duly elected and qualified.
  2.
  To consider and act upon a proposal to increase by 1,150,000 shares the aggregate number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), for which stock options may be granted under the Company's Amended 1997 Employee, Director and Consultant Stock Option Plan (the "Plan").
  3.
  To consider and act upon a proposal to limit the number of shares of Common Stock that may be granted pursuant to stock options to any employee in any one year under the Plan.
  4.
  To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2002.
  5.
  To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

        These items of business are more fully described in the Proxy Statement accompanying this notice. The Board of Directors has fixed the close of business on April 17, 2002 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

        All Stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Holders of record of Common Stock as of the record date who attend the Annual Meeting and wish to vote in person may revoke their proxies.

                      By Order of the Board of Directors,

                      JOSEPH S. MOHR
                       President, Chief Business Officer and Secretary

Cambridge, Massachusetts
April 30, 2002

Variagenics, Inc.
60 Hampshire Street
Cambridge, MA 02139
(617) 588-5300

PROXY STATEMENT
FOR 2002 ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
ON MAY 29, 2002

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Variagenics, Inc. (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 11:00 a.m. on Wednesday, May 29, 2002, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, and any adjournments thereof (the "Meeting").

        This Proxy Statement and the accompanying proxy card are being mailed on or about April 30, 2002 to all Stockholders entitled to notice of, and to vote at, the Meeting. The Annual Report to Stockholders for the fiscal year ended December 31, 2001 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

        Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the three nominees for Class II director named herein, FOR the proposal to increase by 1,150,000 shares the aggregate number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), for which stock options may be granted under the Company's Amended 1997 Employee, Director and Consultant Stock Option Plan (the "Plan"), FOR the proposal to limit number of shares of Common Stock that may be granted pursuant to stock options to any employee in any one year under the Plan, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2002.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. Attendance at the Meeting will not by itself constitute the revocation of a proxy. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting.

        Nominees for election as directors at the Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. For the proposals to increase by 1,150,000 shares the aggregate number of shares of the Company's Common Stock for which stock options may be granted under the Plan, to limit the number of shares of Common Stock that may be granted pursuant to stock options to any employee in any one year under the Plan and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002, the affirmative vote of a majority of shares of Common Stock present or represented by proxy and entitled to vote on the matter is necessary for approval. Because abstentions are treated as shares present or represented and entitled to vote, abstentions with respect to these proposals have the same effect as a vote against the proposal.

        If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the proposals relating to the Plan, broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote.

        The close of business on April 17, 2002 has been fixed as the record date for determining the Stockholders entitled to notice of, and to vote, at the Meeting. As of the close of business on April 17, 2002, the Company had 23,392,100 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

        The Company has retained D.F. King & Co., Inc. ("D.F. King") to assist in the distribution and solicitation of proxies. The Company anticipates that it will pay D.F. King approximately $8,000 in fees, plus reasonable out-of-pocket expenses.

        The enclosed proxy card also offers Stockholders the option to access materials for any future Stockholder meeting electronically via the Internet. A Stockholder who consents to accessing such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future Stockholder meetings to Stockholders who do not consent to access such materials electronically.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their reasonable expenses in forwarding proxy materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's by-laws provide for the Company's business to be managed by or under the direction of the Board of Directors (the "Board of Directors" or the "Board"). Under the Company's by-laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of six members, classified into three classes as follows: Dr. David Housman and Ms. Ellen M. Zane serve in a class with a term which expires in 2004 (the "Class I Directors"); Dr. Jean-Francois Formela, Dr. Philippe O. Chambon and Mr. Martin A. Vogelbaum serve in a class with a term which expires at the Meeting (the "Class II Directors"); and Dr. William A. Scott serves in a class with a term which expires in 2003 (the "Class III Director"). At each annual meeting of Stockholders, directors are elected for a term of three years, or until their successors are duly elected and qualified, to succeed those directors whose terms are expiring.

        Pursuant to the Company's by-laws, the Board of Directors has voted (i) to fix the Board of Directors at six members and (ii) to nominate Dr. Chambon, Dr. Formela and Mr. Vogelbaum for election at the Meeting, for a term of three years to serve until the annual meeting of Stockholders in the year 2005, and until their respective successors are duly elected and qualified. The Class III director (Dr. Scott) and the Class I directors (Dr. Housman and Ms. Zane) will serve until the annual meetings of Stockholders to be held in 2003 and 2004, respectively, and until their respective successors have been duly elected and qualified.

        Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

        A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

        THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DR. CHAMBON, DR. FORMELA, AND MR. VOGELBAUM AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

MANAGEMENT

Board of Directors

        The Company's Certificate of Incorporation and by-laws provide for a classified Board of Directors consisting of three staggered classes of directors, with each class to be as nearly equal in number as reasonably possible. The Company has designated two Class I directors (Dr. David Housman and Ms. Ellen M. Zane), three Class II directors (Dr. Jean-Francois Formela, Dr. Philippe O. Chambon and Mr. Martin A. Vogelbaum) and one Class III director (Dr. William A. Scott). The Class II directors constitute a class with a term which expires at the upcoming Meeting. Class III and Class I directors will serve until the annual meetings of Stockholders to be held in 2003 and 2004, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

        Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other companies in which such persons hold directorships.

Name	Age	Position with the Company
David Housman, Ph.D.	55	Chairman of the Board of Directors
Philippe O. Chambon, M.D., Ph.D.(1)	44	Director
Jean-Francois Formela, M.D.(1)(2)(3)	45	Director
William A. Scott, Ph.D.(2)	61	Director
Martin A. Vogelbaum(3)	38	Director
Ellen M. Zane(1)(2)	50	Director

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Executive Committee

        David Housman, Ph.D. was a scientific founder of the Company and has served as Chairman of the Board of Directors and Principal Scientific Advisor since 1993. Dr. Housman is the Ludwig Professor of Biology at the Center for Cancer Research of the Massachusetts Institute of Technology where he has been on the faculty since 1975. Dr. Housman's laboratory at M.I.T. has pioneered many of the techniques and concepts which culminated in the human genome project. His laboratory isolated the multidrug resistance gene, now the focus of cancer drug development efforts at several pharmaceutical companies; the gene causing Wilm's tumor, a pediatric kidney cancer; and the gene which causes myotonic dystrophy, the major adult form of muscular dystrophy. He is a member of the National Academy of Sciences and was a co-founder of Integrated Genetics, Genzyme Genetics and the former Somatix Therapy Corp. Dr. Housman has served on Scientific or Medical Advisory Boards for the National Center for Human Genome Research, the Hereditary Disease Foundation, the National Neurofibromatosis Foundation, the National Cancer Institute and the Tourette's Syndrome Association. Dr. Housman teaches undergraduate and graduate students at M.I.T. and medical students in the M.I.T.—Harvard Medical School program, and is a frequent consultant to the pharmaceutical and biotechnology industries. Dr. Housman received his Ph.D. from Brandeis University.

        Philippe O. Chambon, M.D., Ph.D. has served as a member of the Company's Board of Directors since July 1999. Since January 1997, Dr. Chambon has been a General Partner of the Sprout Group. He joined the Sprout Group in May 1995. From May 1993 to April 1995, Dr. Chambon served as Manager in the Healthcare Practice of The Boston Consulting Group, a leading management consulting firm. From September 1987 to April 1993, he was an executive with Sandoz Pharmaceutical (Novartis), where he had late-stage product development and pre-marketing responsibilities. Dr. Chambon currently serves as a member of the board of directors of Deltagen, Inc., Pharsight Corp. and several privately-funded biotechnology companies. Dr. Chambon holds an M.D. and a Ph.D. from the University of Paris and an M.B.A. from Columbia University.

        Jean-Francois Formela, M.D. has served as a member of the Company's Board of Directors since June 1997. Dr. Formela was a partner of Atlas Venture from 1993 to 1995, and has been a General Partner of Atlas since 1995. From 1989 to 1993, Dr. Formela served at Schering-Plough, most recently as Senior Director, Medical Marketing and Scientific Affairs, where he had biotechnology licensing and marketing responsibilities. Dr. Formela serves on the board of directors of deCODE Genetics, Inc., Exelixis, Inc. and several private companies. Dr. Formela holds an M.D. from Paris University School of Medicine and an M.B.A. from Columbia University.

        William A. Scott, Ph.D. has served as a member of the Company's Board of Directors since May 2000. Dr. Scott is currently an Adjunct Professor at The Rockefeller University, where he has been affiliated since 1969 and is also a consultant providing services to pharmaceutical and biotechnology companies. During his tenure at The Rockefeller University, Dr. Scott has held a variety of academic appointments, including Associate Dean from 1979 to 1982. From March 1997 until August 1999, he served as the Chief Executive Officer and a member of the board of directors of Physiome Sciences, a private biotechnology company. From March 1991 to December 1996, Dr. Scott served as Senior Vice President, Exploratory and Drug Discovery Research at the Bristol-Myers Squibb Pharmaceutical Research Institute, where he had previously served as Senior Vice President, Drug Discovery, from March 1990 to March 1991 and co-chair of the committee responsible for integration of research programs during the merger of Bristol-Myers and Squibb. From September 1983 to February 1990, Dr. Scott held a series of positions at The Squibb Institute for Medical Research, including Senior Vice President, Molecular and Cellular Biology. Dr. Scott is a member of the board of directors of AtheroGenics, Inc. and Deltagen, Inc. Dr. Scott holds a B.S. in Chemistry from the University of Illinois, and a Ph.D. in Biochemistry from the California Institute of Technology. He was a National Institute of Health Postdoctoral Fellow at The Rockefeller University from 1967 to 1969.

        Martin A. Vogelbaum has served as a member of the Company's Board of Directors since June 1997. Since June 2000, Mr. Vogelbaum has been a General Partner of Apple Tree Partners. Previously, he was a General Partner of Oxford Bioscience Partners. Prior to joining Oxford in 1993, he held senior executive positions at the public and investor relations firms of Burns McClellan, Inc. and Hill & Knowlton, where he implemented marketing and investor initiatives for biotechnology and pharmaceutical companies. Previously, he was a Research Associate in the Bone Marrow Transplant Unit at Memorial Sloan-Kettering Cancer Center. Mr. Vogelbaum received his A.B. in biology and history from Columbia University.

        Ellen M. Zane has served as a member of the Company's Board of Directors since November 2000. Ms. Zane currently serves as the Network President of Partners HealthCare System, a physician and hospital network consisting of physicians and administrators from Massachusetts General Hospital, Brigham and Women's Hospital and community-based physician groups and community hospitals. Prior to joining Partners in 1994, Ms. Zane served as Chief Executive Officer of Quincy Hospital, an acute-care community hospital. Ms. Zane received an M.A. in Audiology and Speech-Language Pathology from Catholic University of America and a B.A. in Audiology and Speech-Language Pathology from George Washington University.

Committees of the Board of Directors and Meetings

        Meeting Attendance.    During the fiscal year ended December 31, 2001 there were six meetings of the Board of Directors, and the various committees of the Board of Directors met a total of twelve times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2001, except Dr. Chambon. In addition, from time to time, the members of the Board of Directors and its committees acted by unanimous written consent pursuant to Delaware law.

        Audit Committee.    The Audit Committee has three members, currently Ms. Zane (Chairperson), Dr. Formela and Dr. Chambon. At the end of fiscal 2001, the Audit Committee consisted of Ms. Zane, Dr. Formela and Mr. Vogelbaum. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Audit Committee met five times during the year ended December 31, 2001. Please see also the Report of the Audit Committee set forth elsewhere in this Proxy Statement.

        Executive Committee.    The Executive Committee has two members, Dr. Formela and Mr. Vogelbaum. The Executive Committee considers strategic matters, including major investments, potential acquisition transactions and business strategies and reviews and approves the structure of, and additions to, senior management. The Executive Committee met seven times during the year ended December 31, 2001.

        Compensation Committee.    The Compensation Committee, which acted by unanimous written consent twelve times during fiscal 2001, has three members, currently Dr. Formela, Dr. Scott and Ms. Zane. At the end of fiscal 2001, the Compensation Committee consisted of Dr. Formela, Mr. Vogelbaum and Anthony H. Wild, Ph.D. The Compensation Committee reviews, approves and makes recommendations as to the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's Plan. Please see also the Report of the Compensation Committee set forth elsewhere in this Proxy Statement.

        The Audit Committee, Executive Committee and Compensation Committee are the only standing Committees of the Board of Directors. The Company does not have a standing Nominating Committee.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee was at any time during the fiscal year ended December 31, 2001, or formerly, an officer or employee of the Company or any subsidiary of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, while an executive officer of that other entity served as a director of or member of the Compensation Committee of the Company.

Compensation of Directors

        All of the directors are reimbursed for expenses incurred to attend meetings of the Board of Directors and any committees of the Board of Directors. Pursuant to the terms of the Company's Amended 1997 Employee, Director and Consultant Stock Option Plan, the Board of Directors has the discretion to grant options to non-employee directors.

        The Company has a consulting agreement with Dr. Housman, a member of the Board of Directors and one of the Company's Principal Scientific Advisors, pursuant to which Dr. Housman provides the Company with scientific consulting services and is paid $6,000 per month. Dr. Housman's total remuneration for consulting during fiscal year 2001 was $72,000.

        In May 2001, Dr. Scott was awarded options to purchase 5,947 shares of Common Stock at a purchase price of $5.63 per share. The options vest in full on May 15, 2002, subject to Dr. Scott's compliance with the Company's requirements for attendance at meetings of the Board of Directors.

        In June 2001, Drs. Chambon, Housman and Formela, Mr. Vogelbaum and Ms. Zane were each awarded options to purchase 5,000 shares of Common Stock at a purchase price of $3.90 per share. Each such option vests in full at the Meeting, subject to each director's compliance with the Company's requirements for attendance at meetings of the Board of Directors.

        In June 2001, Ms. Zane was awarded options to purchase 5,000 shares of Common Stock at a purchase price of $3.90 per share. The options vest in thirty-six monthly installments.

        In March 2002, Mr. Vogelbaum was awarded options to purchase 100,000 shares of Common Stock at a purchase price of $2.62 per share. Such options were fully vested on the date of grant.

Executive Officers

        The names of, and certain information regarding, executive officers of the Company as of April 25, 2002 who are not also directors, are set forth below.

Name	Age	Position with the Company
Anne L. Bailey	57	Vice President, Diagnostic and Process Development
Alan C. Houston, M.D.	50	Vice President, Clinical Development and Chief Medical Officer
Joseph S. (Jay) Mohr	40	President and Chief Business Officer
Richard P. Shea	50	Chief Operating Officer, Chief Financial Officer and Treasurer
Vincent P. Stanton, Jr., M.D.	46	Vice President and Principal Scientist

        Anne L. Bailey has served as Vice President, Diagnostic and Process Development of the Company since April 1998. From 1990 until joining the Company, Ms. Bailey served as Vice President of Operations of Avitech Diagnostics, Inc. Prior to joining Avitech, from 1984 to 1990, Ms. Bailey served as Director, New Product Development and Vice President, Manufacturing and Regulatory Affairs at Photest Diagnostics, Inc. She has over 25 years of management experience in the medical diagnostics, reference laboratory and research products industries. Ms. Bailey received her B.S. in Biology/Chemistry from Stanford University and an M.S. in Biochemistry from Johns Hopkins University.

        Alan C. Houston, M.D. joined the Company as Interim Medical Director in April 2000 and became Vice President, Clinical Development and Chief Medical Officer in August 2000. From April 1997 until April 2000, Dr. Houston was the Vice President of Quintiles' Worldwide Phase I Services Division, based in the United Kingdom. From July 1995 to April 1997, Dr. Houston served as head of International Clinical Pharmacology at Ciba-Geigy AG (now Novartis) in Basel, Switzerland. Dr. Houston is a member of the Royal College of Physicians and earned his MB BS (equivalent to an M.D. degree) from the University of London and has specialty degrees in Internal and Pharmaceutical Medicine.

        Joseph S. (Jay) Mohr has served as President and Chief Business Officer of the Company since April 2002. From October 2001 until April 2002, Mr. Mohr served as Vice President, Business Development and Marketing. From 1997 until joining the Company, Mr. Mohr served as Executive Vice President of Metabolic Endocrinology for North America of Serono, Inc., where he also previously served as Vice President, Marketing and also as Executive Director, Multiple Sclerosis. From 1993 to 1997, he served at Schering Plough Corporation as Senior Product Manager, Allergy Products, Global Marketing and as Manager, Market Research and Business Development. Mr. Mohr holds a B.A. in Economics and German from Vanderbilt University and an M.B.A. from the Wharton School at the University of Pennsylvania.

        Richard P. Shea joined the Company as Vice President, Finance and Administration in February 1999. Mr. Shea has served as Chief Financial Officer and Treasurer of the Company since March 2000 and Chief Operating Officer of the Company since April 2002. From April 1997 until joining the Company, Mr. Shea served as Vice President, Finance of Genetics Institute. In that capacity he helped manage the launch of BeneFIX and Neumega and assisted with the integration of Genetics Institute into American Home Products Corporation. Mr. Shea joined Genetics Institute in October 1992 as Controller, and was formerly Senior Manager at PricewaterhouseCoopers LLP in Boston and Copenhagen, primarily serving clients in the high technology and manufacturing sectors. Mr. Shea is a certified public accountant and received his M.B.A. from Boston University and an A.B. from Princeton University.

        Vincent P. Stanton, Jr., M.D. was a founding employee of the Company in 1993 and served as Vice President, Research from 1995 until 1998 and as Vice President, Discovery Research from 1998 until May 2000. In May 2000, Dr. Stanton became Vice President and Principal Scientist. Prior to joining the Company, Dr. Stanton was a Research Scientist at the Massachusetts Institute of Technology, where his research focused on human and cancer genetics and the development of techniques for polymorphism detection and genome mapping. Previously, Dr. Stanton completed a residency in anatomical pathology at Brigham and Women's Hospital in Boston and a post doctoral fellowship at the Dana-Farber Cancer Institute where his research concerned oncogenes. Dr. Stanton received his M.D. from the University of Pennsylvania School of Medicine.

REPORT OF COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors currently consists of Dr. Formela, Dr. Scott (member since March 2002) and Ms. Zane (member since March 2002), none of whom are officers or employees of the Company. During fiscal year 2001, the following individuals also served as members of the Compensation Committee: Mr. Vogelbaum (who resigned from the Compensation Committee in March 2002) and Anthony H. Wild, Ph.D. (who resigned from the Board of Directors on February 4, 2002). The Compensation Committee reviews, approves and makes recommendations to the Board of Directors concerning the Company's executive compensation policies. This report addresses the compensation policies for fiscal year 2001 as they affected Taylor J. Crouch, the former Chief Executive Officer and President, and the other executive officers of the Company.

Compensation Philosophy

        The Compensation Committee seeks to establish and administer the Company's executive compensation arrangements to attract, motivate, reward and retain executives to achieve Company financial and non-financial performance objectives, remunerate executives for their contributions to the realization of long-term strategic goals and align the interests of the executives with the long-term interests of stockholders.

Compensation Structure

        The compensation of the executive officers is structured to be competitive within the Company's industry and is based upon the general performance of the Company. The Compensation Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages. The Company's compensation program is comprised of (i) base salary; (ii) annual incentive compensation, in the form of discretionary cash bonuses based on achievement of predetermined Company objectives; and (iii) long-term incentive compensation in the form of periodic stock option grants.

Components of Compensation

        Salary and Benefits.    Salary is targeted at competitive levels within the biotechnology industry. For the purpose of establishing these levels, the Company utilized several management compensation surveys to compare itself to a self-selected group of biotechnology companies in stages of development similar to that of the Company. Within this group, the Compensation Committee made comparisons to executives with similar levels of experience who have a comparable level of responsibility and expected level of contribution to their company's performance. The Compensation Committee then made its target salary determinations subjectively after considering the competitive nature of the biotechnology industry and the Company's need to attract and retain talented executive officers. Executive officers are also entitled to participate in benefit plans generally available to employees.

        Bonus.    The cash bonus is the principal incentive-based compensation paid annually to the executive officers. The Compensation Committee believes that periodic discretionary cash bonuses may be needed to retain and encourage a successful management team. Each executive officer serving as such as of the end of fiscal year 2001 received a performance-based cash award of approximately 10% of their base salary, except for the Chief Executive Officer and one individual who received a cash award of 15% of his base salary pursuant to the terms of his employment agreement. Such cash bonuses are determined by evaluating a number of quantitative and qualitative factors, including the Company's financial performance, the Company's ability to achieve milestones, and particular accomplishments of the executive officer in his/her area of responsibility.

        Long-Term Incentives.    Long-term incentive compensation, in the form of stock option grants, allows the executive officers to share in any appreciation in the value of the Company's Common

Stock. The stock option grants are provided under the Amended 1997 Employee, Director and Consultant Stock Option Plan. Grants under this plan are generally made at fair market value, have a term of 10 years and are subject to vesting over four years, with vesting tied to continued employment. The long-term incentive component of compensation is intended to retain and motivate executives to improve long-term stock market performance and accordingly, executives receive value from this plan only if the Company's Common Stock appreciates.

        Stock option grants are based on various subjective factors primarily relating to the responsibilities of the individual executives, and also to their expected future contributions. The level of stock options granted is based on the Compensation Committee's evaluation of an executive's ability to impact future Company results and is proportional to job responsibility. Stock options are not necessarily granted to each executive during each year. All awards are made at a level calculated to be competitive within the biotechnology industry, as well as a broader group of companies of comparable size, maturity and complexity.

Chief Executive Officer Compensation

        Mr. Crouch served as Chief Executive Officer and President of the Company from April 1999 until April 2002. During fiscal year 2001, Mr. Crouch received a base salary of $325,000 (which was not increased in 2002), earned a cash bonus of $54,167, and received stock options to purchase 225,500 shares of the Company's stock under the Amended 1997 Employee, Director and Consultant Stock Option Plan. 175,500 of the 225,500 options and the entire $54,167 bonus were granted pursuant to Mr. Crouch's retention agreement, which is described below; the remaining 50,000 options were granted in January 2001, based on Mr. Crouch's contributions in 2000. Mr. Crouch's compensation in 2001 was determined in accordance with the criteria described above for all executive officers. Additionally, the Compensation Committee considered Mr. Crouch's strategic contributions during fiscal year 2001, and determined to offer Mr. Crouch the bonus provided for in the retention agreement. The bonus of $54,167 earned by Mr. Crouch in 2001 was based upon the achievement of one milestone in 2001.

        The Company and Mr. Crouch executed a retention agreement dated November 15, 2001, which was amended on February 13, 2002 and April 24, 2002. Under the agreement, Mr. Crouch received a base salary of $325,000 and earned a bonus of $108,333 in connection with certain milestones in 2001 and 2002. As part of the retention agreement, Mr. Crouch also received options to purchase 175,500 shares of the Company's Common Stock at an exercise price of $2.26. 87,750 of these options vested on March 31, 2002 and 21,938 of these options vested upon his resignation. In addition, Mr. Crouch's outstanding unvested options vested upon his resignation.

Deductibility of Executive Compensation

        The Compensation Committee has reviewed the potential consequences for the Company of Section 162(m) of the Code, which imposes a limit on tax deductions for annual compensation in excess of one million dollars paid to any of the five most highly compensated executive officers. Based on such review, the Compensation Committee believes that the limitation will have no effect on the Company in fiscal year 2002.

                  Respectfully submitted,
                   Jean-Francois Formela, M.D.
                  William A. Scott, Ph.D. (Committee Member since March 2002)
                  Ellen M. Zane (Committee Member since March 2002)
                  Martin A. Vogelbaum (Committee Member until March 2002)
                  Compensation Committee

EXECUTIVE COMPENSATION

Summary of Executive Compensation

        The following Summary Compensation Table sets forth summary information as to compensation received by (i) the Company's President and Chief Business Officer, (ii) the Company's former President and Chief Executive Officer, (iii) each of the four other most highly compensated executive officers of the Company who were serving as such at the end of fiscal 2001, and (iv) the Company's former Vice President, Research (collectively, the "named executive officers") for services rendered to the Company in all capacities during the three fiscal years ended December 31, 2001.

Summary Compensation Table

							Long-Term Compensation
		Annual Compensation								Securities Underlying Options/ Stock Awards
Name and Principal Position	Fiscal Year	Salary		Bonus	Other Annual Compensation		Restricted Stock Awards					All Other Compensation(1)
Joseph S. (Jay) Mohr(2) President and Chief Business Officer	2001	$59,654		$35,250	—			—		100,000		—
Taylor J. Crouch(3) Former President and Chief Executive Officer	2001 2000 1999	326,250 294,808 182,692		54,167 96,250 37,500	— — —		$	— — 47,250	(4)	225,500 226,383 465,540	(5)	$4,868 — —
Anne L. Bailey Vice President, Diagnostic and Process Development	2001 2000 1999	200,769 174,769 150,800		20,000 35,000 15,000	— — —			— — —		25,000 89,212 61,854		2,993 — 60,000	(6)
Alan C. Houston, M.D.(7) Vice President, Clinical Development and Chief Medical Officer	2001 2000	220,846 80,769		22,000 45,000	$43,165 —	(8)		— —		25,000 118,950		3,424 —
Richard P. Shea(9) Chief Operating Officer, Chief Financial Officer and Treasurer	2001 2000 1999	195,750 174,423 138,462		20,000 35,000 30,000	— — —			— — —		25,000 59,475 95,160		2,919 — —
Vincent P. Stanton, Jr., M.D. Vice President and Principal Scientist	2001 2000 1999	170,673 150,000 130,510		20,000 30,000 27,000	— — —			— — —		25,000 53,527 72,019		2,543 — —
Colin W. Dykes, Ph.D.(10) Former Vice President, Research	2001 2000 1999	239,712 210,000 200,000	(11)	— 42,000 40,000	— — —			— — —		25,000 118,950 83,265		3,578 — —

(1)
Unless otherwise noted, these amounts represent the Company's matching contribution to the 401(k) plan.
(2)
Mr. Mohr joined the Company in October 2001 as Vice President, Business Development and Marketing and became President and Chief Business Officer in April 2002.
(3)
Mr. Crouch was employed by the Company from April 1999 to April 2002.
(4)
Represents the difference between exercise price and fair market value of Mr. Crouch's restricted stock grant. The restrictions on these shares lapsed in July 2000.
(5)
Consists of 376,328 options to purchase Common Stock and an award of 89,212 shares of restricted stock.
(6)
Constitutes a retention payment to Ms. Bailey paid by the Company on behalf of Avitech Diagnostics, Inc., which the Company acquired in September 1997.
(7)
Dr. Houston joined the Company in August 2000.
(8)
Constitutes the Company's reimbursement of Dr. Houston's temporary housing.
(9)
Mr. Shea joined the Company in February 1999.
(10)
Dr. Dykes was employed by the Company from July 1998 to February 2002.
(11)
Includes a $13,846 payment of accrued vacation.

Option/SAR Grants in Last Fiscal Year

        The following table sets forth information regarding options granted by the Company to the named executive officers during the fiscal year ended December 31, 2001. The Company has never granted any stock appreciation rights. The potential realizable value is calculated based on the term of the option at its time of grant. It is calculated assuming that the fair market value of Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved. The percentage of total options granted to employees in the last fiscal year is based on options to purchase an aggregate of 1,286,000 shares of Common Stock granted to employees under the Company's option plans.

	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2001				Potential Realizable Value at Assumed Annual Rates of Stock Price Apreciation for Option Term
Name				Exercise Price Per Share	Expiration Date
						5%	10%
Joseph S. (Jay) Mohr	100,000	7.78%		$2.30	2011	$144,646	$366,561
Taylor J. Crouch	50,000 175,500	3.89 13.65	% %	9.75 2.26	2011 2011	306,586 380,939	776,949 841,519
Anne L. Bailey	25,000	1.94%		9.75	2011	153,293	388,475
Alan C. Houston, M.D.	25,000	1.94%		9.75	2011	153,293	388,475
Richard P. Shea	25,000	1.94%		9.75	2011	153,293	388,475
Vincent P. Stanton, Jr., M.D.	25,000	1.94%		9.75	2011	153,293	388,475
Colin W. Dykes, Ph.D.	25,000	1.94%		9.75	2011	153,293	388,475

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth certain information concerning the number of unexercised options held by each of the named executive officers on December 31, 2001 and the value realized, if any, by the named executive officers. The value of unexercised in-the-money options was computed based on the last sale price of the Common Stock on December 31, 2001 on the Nasdaq National Market, minus the option price.

			Number of Shares Underlying Unexercised Options at December 31, 2001		Value of Unexercised In-the-Money Options at December 31, 2001(2)
	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph S. (Jay) Mohr	—	—	—	100,000	$—	$78,000
Taylor J. Crouch	—	—	392,919	435,292	907,494	651,847
Anne L. Bailey	—	—	81,447	94,619	171,459	166,751
Alan C. Houston, M.D.	—	—	55,299	88,651	—	—
Richard P. Shea	2,000	$7,520	98,412	79,223	221,503	135,858
Vincent P. Stanton, Jr., M.D.	—	—	75,493	81,000	164,677	142,016
Colin W. Dykes, Ph.D.	7,500	16,950	153,756	149,224	348,170	297,235

(1)
Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.
(2)
The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $3.08, the closing sale price per share of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 2001.

Employment Agreements, Termination of Employment and Change of Control Arrangements

        On March 19, 1999, the Company entered into an employment agreement with Taylor J. Crouch to serve as the Company's President and Chief Business Officer at a base salary of $250,000 a year with annual performance-based bonuses at the discretion of the Board of Directors and the Compensation Committee. The target levels for those bonuses in the first year of Mr. Crouch's employment were 30% of salary and 59,475 options. Mr. Crouch also received options to purchase 376,328 shares of Common Stock at a purchase price of $0.54 per share and 89,212 shares of restricted stock at a purchase price of $.01 per share. The aggregate number of options and shares of restricted stock was 3.25% of the fully diluted shares of the Company upon completion of the first round of financing after the date of the agreement. The restricted stock vested in full six months from the date Mr. Crouch joined the Company. The options will vest over four years with 73,726 vesting six months from the date of hire and the remainder vesting over a period of three and a half years in 42 equal monthly installments. All options vest in the event the Company is acquired or if the Company is merged into a larger entity. If Mr. Crouch terminates the agreement with Good Reason, as defined in the agreement, or if the Company terminates Mr. Crouch without Cause, as defined in the agreement, the Company is required to pay Mr. Crouch his full salary for a period of nine months from the date of such termination.

        The Company and Mr. Crouch executed a retention agreement dated November 15, 2001, which was amended on February 13, 2002 and April 24, 2002. Under the agreement, Mr. Crouch received a base salary of $325,000 and earned a bonus of $108,333 in connection with certain milestones in 2001 and 2002. As part of the retention agreement, Mr. Crouch also received options to purchase 175,500 shares of the Company's Common Stock at an exercise price of $2.26. 87,750 of these options vested on March 31, 2002 and 21,938 of these options vested upon his resignation. In addition, Mr. Crouch's outstanding unvested options vested upon his resignation.

        On July 3, 1998, the Company entered into an employment agreement with Colin W. Dykes, Ph.D. to serve as Vice President, Research and Genomics at a base salary of $200,000 a year with annual performance-based bonuses at the discretion of the Board of Directors and the Compensation Committee. Dr. Dykes received options to purchase 83,265 shares of Common Stock at a purchase price of $0.54 per share. The options vest over five years with 20% vesting one year from the date of hire and the remainder vesting over a period of four years in 48 equal monthly installments. In addition, the Company paid Dr. Dykes a signing bonus of $25,000 and reimbursed him for reasonable moving expenses. On November 16, 2001, the Company entered into a letter agreement with Dr. Dykes outlining the terms of Dr. Dykes' separation of employment from the Company effective March 1, 2002. The Company paid Dr. Dykes his full salary through March 1, 2002 and will pay him six months of salary continuation thereafter. In addition, the Company accelerated the vesting of 124,351 of Dr. Dykes' unvested options to purchase Common Stock.

        On February 5, 1998, the Company entered into an employment agreement with Anne L. Bailey to serve as Vice President, Diagnostic and Process Development at a base salary of $145,000 a year with an annual bonus of up to $14,500 for achieving certain milestones. In addition, the Company reimbursed Ms. Bailey for her reasonable relocation and moving expenses. Ms. Bailey also was awarded 38,064 shares of restricted stock at a purchase price of $0.54 per share, subject to a right of repurchase by the Company at a purchase price of $0.54 per share, which repurchase right lapsed in July 2000. If Ms. Bailey terminates the agreement with Good Reason, as defined in the agreement, or if the Company terminates Ms. Bailey without Cause, as defined in the agreement, the Company is required to pay Ms. Bailey her full salary for a period of six months from the date of such termination.

        On December 23, 1998, the Company entered into an employment agreement with Richard P. Shea to serve as Vice President, Finance and Administration at a base salary of $150,000 a year with an annual bonus of up to $30,000 for achieving certain milestones. Mr. Shea received options to purchase 47,580 shares of Common Stock at a purchase price of $0.54 per share. The options vest over four years with 25% vesting one year from the date of hire and the remainder vesting over a period of three years in 36 equal monthly installments. Mr. Shea may be eligible to receive additional bonuses or options based on his performance. On December 13, 2001, the Company and Mr. Shea entered into an amendment to Mr. Shea's employment agreement which provides that if the Company terminates Mr. Shea's employment without cause, the Company shall pay Mr. Shea his full salary for a period of six months from the date of such termination. In addition, in the event of a change of control, as defined in the agreement, 50% of Mr. Shea's unvested options to purchase Common Stock shall vest and the remaining 50% shall vest in six monthly installments, unless Mr. Shea is terminated without cause within six months after the change of control, in which case all of his options shall vest. In April 2002, Mr. Shea also became the Company's Chief Operating Officer.

        On September 5, 2001, the Company entered into an employment agreement with Joseph S. Mohr, to serve, effective October 1, 2001, as the Company's Vice President, Business Development and Marketing at a base salary of $235,000 a year with annual performance-based bonuses at the discretion of the Board of Directors and the Compensation Committee. The target for the bonuses is 30% of Mr. Mohr's base salary, with a guaranteed minimum of $35,250 for calendar year 2001. Mr. Mohr received options to purchase 100,000 shares of Common Stock at a purchase price of $2.30 per share. The options vest over four years with 25% vesting after one year and the remainder vesting over a period of three years in 36 monthly installments. In addition, the Company paid Mr. Mohr a signing bonus of $30,698. The employment agreement is at will. If the Company terminates Mr. Mohr's employment without cause, the Company is required to pay Mr. Mohr's base salary for six months. In April 2002, Mr. Mohr became the Company's President and Chief Business Officer.

        All of the employment agreements are at will, contain an anti-piracy clause, an invention and non-disclosure clause, and a non-competition/non-solicitation clause.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of shares of the Company's Common Stock as of April 12, 2002 by (i) each Stockholder known by the Company to own beneficially 5% or more of its outstanding shares of Common Stock, (ii) each current member of the Board of Directors of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and current executive officers of the Company as a group. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares issued and outstanding as of April 12, 2002, plus shares of Common Stock subject to options and warrants held by such person on April 12, 2002 exercisable within sixty days thereafter. Except as otherwise indicated, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(2)
Wells Fargo Bank Indiana, N.A.(3) P.O. Box 960 Fort Wayne, IN 46801	3,419,015	14.4%
Atlas Venture(4) 222 Berkeley Street, Suite 1950 Boston, MA 02116	2,564,151	10.9%
Oxford Bioscience Partners(5) 315 Post Road West Westport, CT 06880	2,092,863	8.9%
CIBC(6) 425 Lexington Avenue, 9th Floor New York, NY 10017	2,099,118	9.0%

Forward Ventures(7) 9255 Towne Centre Drive, Suite 300 San Diego, CA 92121	1,242,324	5.3%
Joseph S. (Jay) Mohr	300	*
Taylor J. Crouch(8)	849,361	3.5%
Anne L. Bailey(9)	145,811	*
Alan C. Houston, M.D.(10)	74,306	*
Richard P. Shea(11)	125,851	*
Vincent P. Stanton Jr., M.D.(12)	143,219	*
Colin W. Dykes, Ph.D.(13)	296,418	1.3%
David Housman, Ph.D.(14)	288,391	1.2%
Philippe O. Chambon, M.D., Ph.D.(15)	3,978,193	16.7%
Jean-Francois Formela, M.D.(16)	2,595,301	11.0%
William A. Scott, Ph.D.(17)	29,254	*
Martin A. Vogelbaum(18)	149,584	*
Ellen M. Zane(19)	18,334	*
All directors and current executive officers as a group (11 persons)	7,548,544	30.6%

*
Represents beneficial ownership of less than one percent of the Company's outstanding shares of Common Stock.
(1)
Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only. Unless otherwise indicated, the address of each shareholder is c/o Variagenics, Inc., 60 Hampshire Street, Cambridge, Massachusetts 02139.
(2)
Shares of Common Stock that an individual or group has the right to acquire within sixty days of April 12, 2002, pursuant to the exercise of options and warrants or pursuant to stock purchase agreements, are deemed outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3)
This information, except the percentage beneficially owned, is based solely on a Schedule 13G filed by Wells Fargo & Company with the Securities and Exchange Commission on March 26, 2001. Includes 2,979,815 shares of Common Stock and warrants to purchase 439,200 shares of Common Stock held by Wells Fargo Bank Indiana, N.A. (the "Bank"), as trustee, pursuant to a voting trust agreement by and among the Bank, Sprout Capital VIII, L.P., Sprout Venture Capital, L.P., DLJ Capital Corporation, DLJ ESC II, L.P. and Donaldson, Lufkin & Jenrette, Inc. Philippe O. Chambon, M.D., Ph.D. is a general partner of the general partner of Sprout Capital VIII, L.P.
(4)
This information, except the percentage beneficially owned, is based solely on a Schedule 13G filed by Atlas Venture Fund III, L.P. with the Securities and Exchange Commission on February 8, 2002. Includes 2,332,891 shares of Common Stock and warrants to purchase 188,470 shares of Common Stock held by Atlas Venture Fund III, L.P. and 38,691 shares of Common Stock and warrants to purchase 4,099 shares of Common Stock held by Atlas Venture Entrepreneurs' Fund III L.P. Jean-Francois Formela, M.D., is a general partner of Atlas Venture.
(5)
This information is based solely on a Schedule 13G filed by Oxford Bioscience with the Securities and Exchange Commission on February 13, 2002. Includes 800,492 shares of Common Stock and warrants to purchase 62,468 shares of Common Stock held by Oxford Bioscience Partners II, L.P.,

  599,897 shares of Common Stock and warrants to purchase 46,815 shares of Common Stock held by Oxford Bioscience Partners (Bermuda) II, L.P., 172,827 shares of Common Stock and warrants to purchase 16,206 shares of Common Stock held by Oxford Bioscience Partners (Adjunct) II, L.P., and 357,583 shares of Common Stock and warrants to purchase 36,575 shares of Common Stock held by Oxford Bioscience Partners (GS-Adjunct) II, L.P.

(6)
This information, except the percentage beneficially owned, is based solely on a Schedule 13G filed by Canadian Imperial Bank of Commerce ("CIBC") with the Securities and Exchange Commission on February 14, 2001. Includes 1,574,339 shares of Common Stock held by CIBC WMV Inc., a wholly-owned indirect subsidiary of CIBC, and 524,779 shares of Common Stock held by CIBC Employee Private Equity Fund Partners, a vehicle owned by partnerships established for the benefit of employees of CIBC to which CIBC serves as an advisor.
(7)
This information is based solely on a Schedule 13G filed by Forward Ventures III, L.P. with the Securities and Exchange Commission on February 12, 2002. Includes 216,155 shares of Common Stock and warrants to purchase 43,364 shares of Common Stock held by Forward Ventures III, L.P. and 818,587 shares of Common Stock and warrants to purchase 164,218 shares of Common Stock held by Forward Ventures III Institutional Partners, L.P.
(8)
Includes 762,399 shares issuable upon the exercise of options to purchase Common Stock.
(9)
Includes 103,464 shares issuable upon the exercise of options to purchase Common Stock.
(10)
Includes 73,298 shares issuable upon the exercise of options to purchase Common Stock.
(11)
Includes 120,872 shares issuable upon the exercise of options to purchase Common Stock.
(12)
Includes 94,920 shares issuable upon the exercise of options to purchase Common Stock.
(13)
Includes 285,274 shares issuable through May 30, 2002 upon the exercise of options to purchase Common Stock.
(14)
Includes 98,957 shares issuable upon the exercise of options to purchase Common Stock.
(15)
Includes 24,364 shares of Common Stock issuable upon the exercise of options to purchase Common Stock. Includes 2,442,751 shares of Common Stock and warrants to purchase 381,796 shares of Common Stock held by Wells Fargo Bank Indiana, N.A. (the "Bank"), as trustee, pursuant to a voting trust agreement by and among the Bank, Sprout Capital VIII, L.P., Sprout Venture Capital, L.P., DLJ Capital Corporation, DLJ ESC II, L.P. and Donaldson, Lufkin & Jenrette, Inc. and 1,129,282 shares of Common Stock held by Sprout Capital VIII, L.P. Dr. Chambon is a general partner of the general partner of Sprout Capital VIII, L.P. and disclaims beneficial ownership of such shares and warrants, except to the extent of his pecuniary interest in the shares and warrants.
(16)
Includes 26,150 shares issuable upon the exercise of options to purchase Common Stock. Includes 2,371,582 shares of Common Stock and warrants to purchase 192,569 shares of Common Stock held by Atlas Venture. Dr. Formela is a general partner of Atlas Venture and disclaims beneficial ownership of such shares and warrants, except to the extent of his pecuniary interest in the shares and warrants.
(17)
Includes 27,754 shares issuable upon the exercise of options to purchase Common Stock.
(18)
Includes 147,584 shares issuable upon the exercise of options to purchase Common Stock.
(19)
Consists of 18,334 shares issuable upon the exercise of options to purchase Common Stock.

CERTAIN TRANSACTIONS

        As of January 1, 2002, there was not nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Company's Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock ("Reporting Person") are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "SEC") on Forms 3, 4 and 5. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure by Reporting Persons to file such reports by these dates during fiscal 2001. To the knowledge of the Company, all of these filing requirements were satisfied during fiscal 2001. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and its 10% holders and copies of the reports that have been filed with the SEC.

PERFORMANCE GRAPH

        The following graph compares the annual percentage change in the Company's cumulative total stockholder return on its Common Stock during a period commencing on July 21, 2000 (the date of the initial public offering of the Company's Common Stock), and ending on December 31, 2001, with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market, U.S. (the "Nasdaq US Index") and the CRSP Total Return Index for Nasdaq Pharmaceutical Stocks (the "Nasdaq PH Index") during such period. The Company has not paid any dividends on its Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance. Prior to July 21, 2000, the Company's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the Nasdaq Stock Market, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

REPORT OF THE AUDIT COMMITTEE

        In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for overseeing and monitoring the quality and integrity of the Company's accounting and financial reporting practices, its compliance with legal and regulatory requirements, and the quality of its external audit process. Each member of the Audit Committee qualifies as an Independent Director according to the current listing standards of the Nasdaq Stock Market.

        The Audit Committee has reviewed and discussed the Company's audited consolidated balance sheets as of December 31, 2001 and 2000 and consolidated statements of operations, cash flows and stockholders' equity for the three years ended December 31, 2001 with the Company's management and PricewaterhouseCoopers LLP, the Company's independent accountants. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," relating to the conduct of the audit.

        The Audit Committee has also received and reviewed written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with PricewaterhouseCoopers LLP their independence from the Company and its management. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee deemed appropriate.

        Based on the review and discussions referenced herein, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                  Respectfully submitted,
                  Ellen M. Zane, Chairperson
                  Philippe O. Chambon, M.D., Ph.D. (Committee Member since March 2002)
                  Jean-Francois Formela, M.D.
                  Martin A. Vogelbaum (Committee Member until March 2002)
                  Audit Committee

INDEPENDENT ACCOUNTANTS

        The Board of Directors, upon the recommendation of its Audit Committee, has appointed PricewaterhouseCoopers LLP to serve as the Company's independent accountants for 2002.

Audit Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with the audit of the Company's annual financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and for reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $95,500.

Financial Information Systems Design and Implementation Fees

        The Company did not retain PricewaterhouseCoopers LLP for professional services relating to financial information systems design and implementation.

All Other Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for all other professional services rendered in the fiscal year ended December 31, 2001 were $39,290. These services consisted entirely of tax planning, research and compliance services.

        The Audit Committee considers that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

PROPOSAL 2
INCREASE IN THE AGGREGATE NUMBER OF SHARES
FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S AMENDED
1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

General

        The Company's Board of Directors and the Stockholders approved the 1997 Employee, Director and Consultant Stock Option Plan (the "Plan") in 1997 and approved an amendment to the Plan in 2000. In 1997, a total of 2,497,950 shares of Common Stock were initially reserved for issuance under the Plan; this number was increased to 4,758,000 in 2000 upon approval of the Board of Directors and the Stockholders. The Plan may be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such Stockholder approval. The Board of Directors has voted to approve an amendment to the Plan to increase by 1,150,000 shares the aggregate number of shares of Common Stock for which stock options may be granted under the Plan. This amendment is being submitted for Stockholder approval at the Meeting to ensure continued qualification of the Plan under (i) Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), relating to the ability of options granted under the Plan to be incentive stock options and (ii) Nasdaq rules. The Board believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants, since prior to the amendment, only 362,211 options are available for grant under the Plan. All employees and consultants of the Company and the members of the Board of Directors are eligible to participate in the Plan.

Material Features of the Plan

        The purpose of the Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The Plan is administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Plan. All employees, directors and consultants of the Company and its affiliates (approximately 170 people) are eligible to participate in the Plan.

        Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates.

        The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the Plan may not be granted at an exercise price less than the par value per share of our Common Stock on the date of grant. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

        An incentive stock option granted under the Plan may be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for "cause" as defined in the Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Compensation Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Compensation Committee shall determine. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death or disability. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

        If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding options under the Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

        The Plan may be amended by the Stockholders of the Company. The Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such Stockholder approval.

        As of December 31, 2001, an aggregate of 4,129,375 shares had been issued upon the exercise of options or are issuable upon the exercise of options outstanding under the Plan. On April 17, 2002, the closing market price per share of the Company's Common Stock was $2.16, as reported in the Nasdaq National Market System.

Federal Income Tax Considerations

        The following is a description of certain United States federal income tax consequences of the issuance and exercise of awards under the Plan:

Stock Options

        Options granted under the Plan may be either incentive stock options, or ISOs, which satisfy the requirements of Section 422 of the Code or non-qualified stock options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

          ISOs.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

          Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or the amount realized on a disqualifying sale, if less) over the exercise price paid for those shares will be taxable as ordinary income to the optionee; any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

          Non-Statutory Options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        The Company will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercise of a non-statutory option or the disqualifying disposition of an incentive stock option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

        The affirmative vote of a majority of the votes present or represented and entitled to vote at the Meeting is required to approve the increase in the aggregate number of shares of Common Stock available under the Plan.

        THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO INCREASE BY 1,150,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3
LIMIT TO THE NUMBER OF SHARES OF COMMON STOCK THAT
MAY BE GRANTED PURSUANT TO STOCK OPTIONS TO ANY EMPLOYEE
IN ANY ONE YEAR PERIOD UNDER THE COMPANY'S AMENDED 1997 EMPLOYEE,
DIRECTOR AND CONSULTANT STOCK OPTION PLAN

        The Board of Directors has voted to approve an amendment to the Plan to limit the number of shares of Common Stock with respect to which options may be granted to any one participant to 1,000,000 shares per fiscal year. The Board adopted the amendment to enable the Company to exclude compensation received by executives from the exercise of Non-Qualified Options from the limitations otherwise imposed by Section 162(m) of the Internal Revenue Code, as amended (the "Code"). Section 162(m) generally disallows a tax deduction by a public company for annual compensation in excess of $1 million paid to its chief executive officer and to any of its four other most highly compensated executives. Certain performance-based compensation of the type provided in the Plan can be exempt from the Section 162(m) deduction limit if the plan satisfies the requirements of Internal Revenue Service ("IRS") regulations interpreting Section 162(m). It is the policy of the Compensation Committee and Board of Directors to seek to preserve tax deductibility of compensation paid to employees unless regulatory requirements to do so are contrary to the best interests of the Company and its shareholders. In order for compensation corresponding to that which is recognized upon the exercise of Non-Qualified Options under the Plan to be tax deductible, IRS regulations require that the Stockholders approve at this Annual Meeting an amendment to the Plan which limits the maximum number of shares with respect to which options may be granted to any one participant in any one year under the Plan. To retain maximum flexibility, the Board of Directors has adopted an amendment to the Plan to provide for a 1,000,000 share limit in any fiscal year and is requesting that the Stockholders approve the amendment in this proposal. If the Stockholders approve the amendment, the limitation on deductible compensation under Section 162(m) will not apply to future compensation of the Company's executives as a result of their exercise of Non-Qualified Options under the Plan.

        If approved, the amendment would be made to Section 4(c) of the Plan so that it reads as follows:

        "[Subject to the provisions of the Plan, the Administrator is authorized to...] c. Determine the number of Shares for which an Option or Options shall be granted, provided, however, that in no event shall Options to purchase more than 1,000,000 Shares be granted to any Participant in any fiscal year;"

        For a discussion of the material features of the Plan, you should read Proposal 2 of this Proxy Statement.

        The affirmative vote of a majority of the votes present and represented and entitled to vote at the Meeting is required to approve the limitation on the number of shares of Common Stock that may be granted pursuant to stock options to any employee in any one year under the Plan.

        THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO LIMIT THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE GRANTED PURSUANT TO STOCK OPTIONS TO ANY EMPLOYEE IN ANY ONE YEAR.

PROPOSAL 4
INDEPENDENT ACCOUNTANTS

        The Audit Committee has recommended and the Board of Directors has approved the appointment of PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

        In order to be included in Proxy materials for the 2003 Annual Meeting, stockholder proposals must be received by the Company on or before December 31, 2002. For stockholder proposals which are not to be included in proxy materials for the 2003 Annual Meeting, in order for a stockholder to nominate a person or persons for election to the Board of Directors or to properly bring other business before an annual meeting of stockholders, notice of such business proposal or of such nomination must be delivered to the Secretary of the Company not earlier than February 28, 2003 and not later than March 31, 2003. Proposals received after that date will not be voted on at the Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under consideration, consistent with the proxy rules of the Securities and Exchange Commission. Stockholder proposals must be received, marked for the attention of: Secretary, Variagenics, Inc., 60 Hampshire Street, Cambridge, Massachusetts 02139.

        WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                      By order of the Board of Directors:

                      JOSEPH S. MOHR
                       President and Chief Business Officer

April 30, 2002

VARIAGENICS, INC.

AMENDED 1997 EMPLOYEE, DIRECTOR AND
CONSULTANT STOCK OPTION PLAN

1.    DEFINITIONS.

        Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Variagenics, Inc. 1997 Employee, Director and Consultant Stock Option Plan, have the following meanings:

        ADMINISTRATOR means the Board of Directors, unless it has delegated power to act on its behalf to a committee. (See Paragraph 4)

        AFFILIATE means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

        BOARD OF DIRECTORS means the Board of Directors of the Company.

        CODE means the United States Internal Revenue Code of 1986, as amended.

        COMMITTEE means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

        COMMON STOCK means shares of the Company's common stock, $0.01 par value.

        COMPANY means Variagenics, Inc., a Delaware corporation.

        DISABILITY or DISABLED means permanent and total disability as defined in Section 22(e)(3) of the Code.

        FAIR MARKET VALUE of a Share of Common Stock means:

  (1)
  If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10) consecutive trading days immediately preceding the applicable date or (b) the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine.

  (2)
  If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten (10) trading days on which Common Stock was traded immediately preceding the applicable date or (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine; and

  (3)
  If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

        ISO means an option meant to qualify as an incentive stock option under Code Section 422.

        KEY EMPLOYEE means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

        NON-QUALIFIED OPTION means an option which is not intended to qualify as an ISO.

        OPTION means an ISO or Non-Qualified Option granted under the Plan.

        OPTION AGREEMENT means an agreement between the Company and a Participant delivered pursuant to the Plan.

        PARTICIPANT means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

        PARTICIPANT'S SURVIVORS means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

        PLAN means this Variagenics, Inc. Amended 1997 Employee, Director and Consultant Stock Option Plan.

        SHARES means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

2.    PURPOSES OF THE PLAN.

        The Plan is intended to encourage ownership of Shares by Key Employees, directors and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

3.    SHARES SUBJECT TO THE PLAN.

        The number of Shares subject to this Plan as to which Options may be granted from time to time shall be 5,908,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

        If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.    ADMINISTRATION OF THE PLAN.

        The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. Following the date on which the Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

  a.
  Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

2

  b.
  Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

  c.
  Determine the number of Shares for which an Option or Options shall be granted, provided, however, that in no event shall Options to purchase more than 1,000,000 Shares be granted to any Participant in any fiscal year; and

  d.
  Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.

5.    ELIGIBILITY FOR PARTICIPATION.

        The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

6.    TERMS AND CONDITIONS OF OPTIONS.

        Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

  A.
  Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

  a.
  Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

  b.
  Each Option Agreement shall state the number of Shares to which it pertains;

  c.
  Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

3

    d.
    Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders including requirements that:

    i.
    The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

    ii.
    The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

  B.
  ISOS: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

  a.
  Minimum Standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described above, except clause (a) thereunder.

  b.
  Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

  i.
  Ten percent (10%) OR LESS of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

  ii.
  More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

  c.
  Term of Option: For Participants who own

  i.
  Ten percent (10%) OR LESS of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

  ii.
  More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

  d.
  Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (e) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

  e.
  Limitation on Grant of ISOs: No ISOs shall be granted after the date which is the EARLIER of ten (10) years from the date of the adoption of the Plan by the Company and the date of the approval of the Plan by the shareholders of the Company.

4

7.    EXERCISE OF OPTION AND ISSUE OF SHARES.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the Shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

        The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

        The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(e).

        The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO, and (iv) with respect to any Option held by any Participant who is subject to the provisions of Section 16(a) of the 1934 Act, any such amendment shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute the grant of a new Option.

8.    RIGHTS AS A SHAREHOLDER.

        No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

5

9.    ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

        By its terms, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, provided, however, that the designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided in the preceding sentence, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10.    EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".

        Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

  a.
  A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

  b.
  In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

  c.
  The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's death within three (3) months after the termination of employment, director status or consulting, the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

  d.
  Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

  e.
  A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

  f.
  Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate, provided, however,

6

    if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.

11.    EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

  a.
  All outstanding and unexercised Options as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

  b.
  For purposes of this Paragraph, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

  c.
  "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

  d.
  Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.    EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

  a.
  To the extent exercisable but not exercised on the date of Disability; and

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

        A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

        The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement

7

between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.    EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

  a.
  To the extent exercisable but not exercised on the date of death; and

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

        If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.    PURCHASE FOR INVESTMENT.

        Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

  a.
  The person(s) who exercise such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

      "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

  b.
  The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

        The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

8

15.    DISSOLUTION OR LIQUIDATION OF THE COMPANY.

        Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.    ADJUSTMENTS.

        Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Option:

        A.    Stock Dividends and Stock Splits.    If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        B.    Consolidations or Mergers.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this subsection), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this subsection) over the exercise price thereof.

        C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

        D.    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

9

17.    ISSUANCES OF SECURITIES.

        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.    FRACTIONAL SHARES.

        No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.

19.    CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS: TERMINATION OF ISOS.

        The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

20.    WITHHOLDING.

        In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

21.    NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

        Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant

10

to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.    TERMINATION OF THE PLAN.

        The Plan will terminate on the date which is ten (10) years from the EARLIER of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

23.    AMENDMENT OF THE PLAN AND AGREEMENTS.

        The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires shareholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires shareholder approval in order to ensure the compliance of the Plan with Rule 16b-3 at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.    EMPLOYMENT OR OTHER RELATIONSHIP.

        Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.    GOVERNING LAW.

        This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Last Amended: April 24, 2002

11

DETACH HERE

PROXY

VARIAGENICS, INC.
60 Hampshire Street
Cambridge, Massachusetts 02139
THIS PROXY IS BEING SOLICITED BY VARIAGENICS, INC.'S BOARD OF DIRECTORS

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 30, 2002, in connection with the Annual Meeting to be held at 11:00 a.m. on Wednesday, May 29, 2002, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, P.C., One Financial Center, Boston, Massachusetts and hereby appoints David Houseman, Ph.D, Joseph S. Mohr and Richard P. Shea, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Variagenics, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

        This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1, 2, 3 and 4. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

        SEE REVERSE SIDE FOR OTHER PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

        PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

VARIAGENICS, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

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  RECEIVE FUTURE VARIAGENICS, INC.'S PROXY MATERIALS VIA THE INTERNET!

Consider receiving future Variagenics, Inc.'s Annual Report and Proxy materials in electronic form rather than in printed form. To consent to receive your materials in electronic form in the future, please go to www.econsent.com/vgnx and follow the instructions to indicate your consent.

Accessing Variagenics, Inc.'s Annual Report and Proxy materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies.

        If you do not consent to access Variagenics, Inc.'s Annual Report and Proxy materials via the Internet, you will continue to receive them in the mail.

*IN ORDER TO CONSENT TO ELECTRONIC DISTRIBUTION, YOU WILL ALSO NEED YOUR ACCOUNT NUMBER WHICH IS PRINTED JUST BELOW THE PERFORATION AND IS THE FIRST SET OF NINE DIGIT NUMBERS.

DETACH HERE

☒	Please mark votes as in this example.
1.	To elect three (3) Class II directors, to each serve for a three-year term.			2.
					To increase by 1,150,000 shares the aggregate number of shares of common stock for which stock options may be granted under the Company's Amended 1997 Employee, Director and Consultant Stock Option Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Nominees:	(01) Dr. Jean-Francois Formela, (02) Dr. Phillippe O. Chambon and (03) Martin A. Vogelbaum.
		FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐	3.
					To limit the number of shares of common stock that may be granted pursuant to stock options to any employee in any one year period under the Company's Amended 1997 Employee, Director and Consultant Stock Option Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐
For all nominees except as noted above
				4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants.	FOR ☐	AGAINST ☐	ABSTAIN ☐
				5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐

Place sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.
Signature:	Date:	Signature:	Date:

QuickLinks

PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2002
GENERAL INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
MANAGEMENT
REPORT OF COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
Option/SAR Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
CERTAIN TRANSACTIONS
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT ACCOUNTANTS
PROPOSAL 2 INCREASE IN THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S AMENDED 1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN
PROPOSAL 3 LIMIT TO THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE GRANTED PURSUANT TO STOCK OPTIONS TO ANY EMPLOYEE IN ANY ONE YEAR PERIOD UNDER THE COMPANY'S AMENDED 1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN
PROPOSAL 4 INDEPENDENT ACCOUNTANTS
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
VARIAGENICS, INC. AMENDED 1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN